                                 FOURTH AMENDMENT TO
                         REDUCING REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO REDUCING REVOLVING CREDIT AGREEMENT ("Fourth Amendment to Credit Agreement") is made and entered into as of the 25th day of July, 1997, by and among HARVEYS CASINO RESORTS, a Nevada corporation ("HCR"), HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation ("HCCMC"), HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY ("HWWLLC"), HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation ("HIMC"), HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation ("HTMC") and HCR SERVICES COMPANY, INC., a Nevada corporation ("HCRSC" and together with HCR, HCCMC, HWWLLC, HIMC and HTMC collectively the "Borrowers"), WELLS FARGO BANK, National Association (successor by merger to First Interstate Bank of California and First Interstate Bank of Nevada, N.A.), BANK OF THE WEST, FIRST SECURITY BANK, N.A. (formerly known as FIRST SECURITY BANK OF IDAHO, N.A.), IMPERIAL BANK, NORWEST BANK OF NEBRASKA, N.A., THE FIRST NATIONAL BANK OF CHICAGO, SOCIETE GENERALE, THE SUMITOMO BANK, LIMITED, U.S. BANK and ARGENTBANK (herein together with their respective successors and assigns collectively the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                   R_E_C_I_T_A_L_S:

         WHEREAS:

         A. HCR, HCCMC, HIMC and Banks (The Sumitomo Bank, Limited, Chicago Branch, having acquired the interest of The Daiwa Bank, Limited by Assignment, Assumption and Consent Agreement dated as of February 2, 1996) entered into a Reducing Revolving Credit Agreement dated as of August 14, 1995 (the "Original Credit Agreement"). HCR, HCCMC, HWWLLC and HIMC and Banks entered into a First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996 (the "First Amendment to Credit Agreement"), a Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996

(the "Second Amendment to Credit Agreement"), and a Third Amendment to Reducing Revolving Credit Agreement dated as of September 30, 1996 (the "Third Amendment to Credit Agreement" and, together with the Original Credit Agreement, First Amendment to Credit Agreement and Second Amendment to Credit Agreement, collectively the "Existing Credit Agreement").

         B. In this Fourth Amendment to Credit Agreement, all capitalized words and terms shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement, as that Section is amended hereby. This Fourth Amendment to Credit Agreement shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

         C. HTMC is a wholly owned subsidiary of HCR organized for the purpose of holding title or leasehold interests, as applicable, to and operating the Tahoe Real Property and Tahoe Hotel/Casino Facility. HCRSC is a wholly owned subsidiary of HCR organized for the purpose of employing certain corporate personnel and providing services to the Tahoe Hotel/Casino Facility, Central City Casino and Iowa Riverboat/Hotel Facilities.

         D. HCCMC is in the process of being licensed by the Gaming Authorities of the State of Colorado for the ownership and operation of the Central City Casino. At such time as HCCMC has been approved for such licenses, HCR intends to cause the Central City Casino Property and Central City Hotel/Casino Facility to be transferred and conveyed to HCCMC and to dissolve HWWLLC.

         E. Banks have agreed to the creation of HTMC and HCRSC and to the transfers described above subject to HTMC and HCRSC's assumption of all obligations as Borrowers under the Bank Facilities, all on the terms and subject to the additional conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree to amend the Existing Credit Agreement by amending and substituting, as applicable, the amended terms and provisions as hereinafter set forth, which amended terms shall be deemed effective as of the Fourth Amendment Effective Date.

         Section 1.  DEFINITIONS.  Section 1.01 of the Existing Credit
Agreement shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be defined as set forth below as of the Fourth Amendment Effective Date:

         "Borrower Consolidation" shall mean collective reference to HCR, HCCMC, HWWLLC, HIMC, HTMC and HCRSC on a consolidated basis without regard to any New Venture, New Venture Subsidiaries or Affiliate.

         "Borrowers" shall have the meaning set forth in the Preamble to the Fourth Amendment to Credit Agreement.

         "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Fourth Amendment to Credit Agreement, as it may be further amended, modified, extended, renewed or restated from time to time.

         "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Fourth Amendment to Credit Agreement.

         "First Amendment to Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Fourth Amendment to Credit Agreement.

         "Fourth Amendment Effective Date" shall mean July 30, 1997.

         "Fourth Amendment to Credit Agreement" shall have the meaning set forth in the Preamble of the Fourth Amendment to Reducing Revolving Credit Agreement dated as of July 25, 1997, executed by and among Borrowers and Banks.

         "HCRSC" shall have the meaning set forth in the Preamble to the Fourth Amendment to Credit Agreement.

         "HTMC" shall have the meaning set forth in the Preamble to the Fourth Amendment to Credit Agreement.

         "Original Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Fourth Amendment to Credit Agreement.

         "Second Amendment to Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Fourth Amendment to Credit Agreement.

         "Tahoe Transfer Date" shall mean the date on which all right, title and interest of HCR in and to the Tahoe Real

Property is transferred and conveyed to HTMC, including an assignment of HCR's interest in and to the Tahoe Greenbelt Lease, the California Greenbelt Lease and Park Cattle Lease, together with all FF&E and other Tahoe Collateral relating to the Tahoe Hotel/Casino Facility.

         "Third Amendment to Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Fourth Amendment to Credit Agreement.

         Section 2. CONSENT TO CREATION OF ADDITIONAL SUBSIDIARIES. Banks do hereby consent to the organization and creation of HTMC and HCRSC as wholly owned subsidiaries of HCR.

         Section 3. ASSUMPTION BY HTMC AND HCRSC. HTMC and HCRSC join in the execution of this Fourth Amendment to Credit Agreement for the purpose of evidencing their agreement to and, as of the date hereof, do hereby jointly and severally assume all duties, obligations and liabilities of Borrowers under the Credit Agreement, the Notes and each of the other Loan Documents as a Borrower and each agrees to jointly and severally perform all of the promises, covenants and other obligations of Borrowers thereunder arising or performable from and after the date hereof. In this regard, as of the Tahoe Transfer Date, HTMC shall execute such additional assumption documents as may be reasonably required by Agent Bank and its attorneys for the purpose of evidencing its assumption of all obligations of HCR under the Tahoe Security Documents, including, without limitation, the execution and delivery of Tahoe Financing Statements as the debtor.

         Section 4. STOCK PLEDGE. As of the Tahoe Transfer Date, HCR shall execute and deliver to and for the benefit of Agent Bank on behalf of Lenders:
(a) the original stock certificates evidencing all of the issued and outstanding capital stock of HTMC and HCRSC, (b) Irrevocable Stock Powers executed in blank with respect to such shares, and (c) an amendment to that certain Security Agreement and Pledge of Stock dated August 14, 1995, executed by and between HCR and Agent Bank for the purpose of adding to the Pledged Stock thereunder all of the issued and outstanding capital stock of HTMC and HCRSC.

         Section 5. CONSENT TO DISSOLUTION OF HWWLLC. Upon approval thereof of the Gaming Authorities for the State of Colorado and the transfer and conveyance of all assets, rights and interests of HWWLLC in and to the Central City Hotel/Casino Facility and Central City Property to HCCMC,

Banks shall and do hereby consent to the dissolution of HWWLLC.

         Section 6. CONSENT TO LEASE AMENDMENTS AND ASSIGNMENT. As of the Fourth Amendment Effective Date, Banks shall and do hereby consent to:

              a. the amendment of the Park Cattle Lease in the form of the Third Amendment to Lease Agreement approved by Agent Bank;

              b. the amendment of the Tahoe Green Belt Lease in the form of the First Amendment to Lease Agreement approved by Agent Bank;

              c. the amendment of the California Green Belt Lease in the form of the First Amendment to Lease Agreement approved by Agent Bank; and

              d. the assignment by HCR to HTMC of all of HCR's right, title and interest in and to the Park Cattle Lease, Tahoe Green Belt Lease and California Green Belt Lease in the form of the Assignment of Lease approved by Agent Bank.

         Section 7.     CONDITIONS PRECEDENT TO FOURTH AMENDMENT EFFECTIVE
DATE. This Fourth Amendment to Credit Agreement is further subject to Agent Bank having received the following documents and payment, in each case in a form and substance reasonably satisfactory to Agent Bank on or before the Fourth Amendment Effective Date:

              a. a true and correct copy of the Articles of Incorporation and Bylaws of each of HTMC and HCRSC;

              b. a certificate of good standing issued by the Secretary of State of the State of Nevada for each of HTMC and HCRSC, in each instance dated within thirty (30) days of the Fourth Amendment Effective Date;

              c. a duly executed corporate resolution for each of the Borrowers, authorizing each Borrower to enter into and execute the amendments and related documents set forth and referenced in the Fourth Amendment to Credit Agreement and, in the case of HTMC and HCRSC, authorizing the assumption of all duties, obligations and liabilities as Borrowers under the Credit Agreement, Notes and each of the other Loan Documents;

              d. two (2) UCC-1 financing statements, in the form of the Tahoe Financing Statements and acceptable to Agent

Bank, executed by HTMC as debtor and Agent Bank, as secured party;

              e. the Consent to Amendment and Assignment of Leases and Affirmation of Estoppels, in the form acceptable to Agent Bank, duly executed by Agent Bank, on behalf of the Banks, HTMC and Park Cattle Co.;

              f. reimbursement to Agent Bank by Borrowers for the reasonable attorneys' fees and expenses of Henderson & Nelson relating to the preparation and execution of this Fourth Amendment to Credit Agreement and related documentation; and

              g. such other documents, instruments or conditions as may reasonably be required by Agent Bank.

         Section 8. REPRESENTATIONS AND WARRANTIES. To induce Banks to enter into this Fourth Amendment to Credit Agreement, Borrowers hereby certify that (i) the representations and warranties contained in Article IV of the Credit Agreement and in each of the Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date), shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Banks; and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

         Section 9. NO OTHER CHANGES. Except as specifically set forth herein, the Existing Credit Agreement shall remain unchanged and in full force and effect.

         Section 10. GOVERNING LAW. This Fourth Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

         Section 11. COUNTERPARTS. This Fourth Amendment to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Fourth Amendment to Credit Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the day and year first above written.

                                            BORROWERS:

                                            HARVEYS CASINO RESORTS,
                                            a Nevada corporation


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President


                                            By /s/ William B. Ledbetter
                                               ---------------------------------
                                               William B. Ledbetter,
                                               Secretary

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601


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

                                            HARVEYS C.C.
                                            MANAGEMENT COMPANY, INC.,
                                            a Nevada corporation


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President


                                            By /s/ William B. Ledbetter
                                               ---------------------------------
                                               William B. Ledbetter,
                                               Secretary

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601



                                            HARVEYS IOWA
                                            MANAGEMENT COMPANY., INC.,
                                            a Nevada corporation


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President


                                            By /s/ William B. Ledbetter
                                               ---------------------------------
                                               William B. Ledbetter,
                                               Secretary

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601


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

                                            HARVEYS WAGON WHEEL CASINO
                                            LIMITED LIABILITY COMPANY


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President


                                            By /s/ William B. Ledbetter
                                               ---------------------------------
                                               William B. Ledbetter,
                                               Secretary

                                            Address:

                                            Highway 50
                                            P.O. Box 128
                                            Stateline, NV  89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601



                                            HARVEYS TAHOE MANAGEMENT
                                            COMPANY, INC., a Nevada
                                            corporation


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President

                                            Address:

                                            Highway 50
                                            P.O. Box 128
                                            Stateline, NV  89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601


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

                                            HCR SERVICES COMPANY, INC.,
                                            a Nevada corporation


                                            By /s/ Charles W. Scharer
                                               ---------------------------------
                                               Charles W. Scharer,
                                               President

                                            Address:

                                            Highway 50
                                            P.O. Box 128
                                            Stateline, NV  89449

                                            Telephone: (702) 586-6756
                                            Facsimile: (702) 588-0601


                                            BANKS:

                                            WELLS FARGO BANK,
                                            National Association,
                                            successor by merger to
                                            FIRST INTERSTATE BANK OF
                                            NEVADA, N.A. and FIRST
                                            INTERSTATE BANK OF
                                            CALIFORNIA, Agent Bank,
                                            Lender, Swingline Lender and L/C
                                            Issuer


                                            By /s/ Rob Medeiros
                                               ---------------------------------
                                               Rob Medeiros,
                                               Vice President

                                            Address:

                                            One East First Street
                                            Reno, Nevada  89501

                                            Telephone: (702) 334-5747
                                            Facsimile: (702) 334-5637


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

                                            BANK OF THE WEST,
                                            Lender


                                            By /s/ Dale J. Kobsar
                                               ---------------------------------

                                            Name Dale J. Kobsar
                                                 -------------------------------

                                            Title Regional Vice President
                                                  ------------------------------

                                            Address:

                                            1450 Treat Boulevard
                                            Walnut Creek, CA  94596

                                            Telephone: (510) 942-8675
                                            Facsimile: (510) 256-8276




                                            FIRST SECURITY BANK,
                                            N.A., formerly known as
                                            FIRST SECURITY BANK OF
                                            IDAHO, N.A., Lender


                                            By /s/ David P. Williams
                                               ---------------------------------

                                            Name David P. Williams
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            15 East 100 South
                                            2nd Floor
                                            Salt Lake City, UT  84111

                                            Telephone: (801) 246-5540
                                            Facsimile: (801) 246-5532



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

                                            IMPERIAL BANK,
                                            Lender


                                            By /s/ Steven K. Johnson
                                               ---------------------------------

                                            Name Steven K. Johnson
                                                 -------------------------------


                                            Title Senior Vice President
                                                  ------------------------------


                                            Address:

                                            9920 S. La Cienega
                                            Ingelwood, CA  90301

                                            Telephone: (310) 417-5657
                                            Facsimile: (310) 338-6160



                                            NORWEST BANK OF NEBRASKA,
                                            N.A., Lender


                                            By /s/ Michael V. Hinrichs
                                               ---------------------------------

                                            Name Michael V. Hinrichs
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            1919 Douglas Street
                                            Omaha, NE  68102

                                            Telephone: (402) 536-2576
                                            Facsimile: (402) 536-2251


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

                                            THE FIRST NATIONAL BANK
                                            OF CHICAGO,
                                            Lender


                                            By /s/ Michael P. Gage
                                               ---------------------------------

                                            Name Michael P. Gage
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            777 South Figueroa Street
                                            4th Floor
                                            Los Angeles, CA  90017-5800

                                            Telephone: (213) 683-4948
                                            Facsimile: (213) 683-4999




                                            SOCIETE GENERALE,
                                            Lender


                                            By /s/ Donald L. Schubert
                                               ---------------------------------

                                            Name Donald L. Schubert
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            2029 Century Park East
                                            Suite 2900
                                            Los Angeles, CA  90067

                                            Telephone: (310) 788-7104
                                            Facsimile: (310) 551-1537


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

                                            THE SUMITOMO BANK, LIMITED,
                                            Lender


                                            By /s/ Bradford E. Chambers
                                               ---------------------------------

                                            Name Bradford E. Chambers
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------


                                            By /s/ Yvone K. Tso
                                               ---------------------------------

                                            Name Yvone K. Tso
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            800 W. Sixth Street
                                            Suite 950
                                            Los Angeles, CA  90017

                                            Telephone: (213) 623-7847
                                            Facsimile: (213) 623-4629




                                            U.S. BANK,
                                            Lender


                                            By /s/ Kurt Imerman
                                               ---------------------------------

                                            Name Kurt Imerman
                                                 -------------------------------

                                            Title Senior Vice President
                                                  ------------------------------

                                            Address:

                                            One East Liberty Street
                                            2nd Floor
                                            Reno, NV  89501

                                            Telephone: (702) 688-6589
                                            Facsimile: (702) 688-6597


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

                                            ARGENTBANK,
                                            Lender


                                            By /s/ Lionel J. Lagarde
                                               ---------------------------------

                                            Name Lionel J. Lagarde
                                                 -------------------------------

                                            Title Vice President
                                                  ------------------------------

                                            Address:

                                            203 West 2nd Street
                                            Thibodaux, LA  70301

                                            Telephone: (504) 447-0552
                                            Facsimile: (504) 447-0604


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